Exhibit 10.16

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.  The redacted material has been marked at the appropriate places with three asterisks (***).

WILLIS ENGINE SECURITIZATION TRUST II

$390,000,000 CLASS 2012-A TERM NOTES

NOTE PURCHASE AGREEMENT

September 6, 2012

Credit Agricole Securities (USA) Inc.

1301 Avenue of the Americas

New York, New York 10019

Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

Willis Engine Securitization Trust II, a Delaware statutory trust (the “Company”), proposes to issue and sell to the addressees referred to above (the “Initial Purchasers”) $390,000,000 in aggregate principal amount of Class 2012-A Term Notes (the “Notes”) on the Closing Date (as hereinafter defined) secured by (among other things) the Company’s indirect ownership interests in certain aircraft engines (“Engines”) and operating leases thereon (the “Offering”).  The Company will acquire its indirect ownership interest in the Engines and related leases and other assets from Willis Lease Finance Corporation, a Delaware corporation (“Willis”) pursuant to an acquisition transfer agreement to be dated as of September 14, 2012 (the “Acquisition Transfer Agreement”).  The Notes will be issued pursuant to the Trust Indenture to be dated as of September 14, 2012 (as amended or supplemented from time to time the “Indenture”), among the Company, Deutsche Bank Trust Company Americas (“DBTCA”), as operating bank and as trustee (the “Trustee”), Willis, as administrative agent (the “Administrative Agent”) and Crédit Agricole Corporate and Investment Bank, as initial liquidity facility provider (the “Initial Liquidity Facility Provider”), and secured pursuant to a security trust agreement to be entered into as of the Closing Date among the Company and certain of its direct and indirect subsidiaries as grantors, and DBTCA as security trustee (in such capacity, the “Security Trustee”).  The Initial Purchasers propose to purchase $390,000,000 aggregate principal amount of the Notes and resell such Notes as set forth in Schedule I to this Note Purchase Agreement (this “Agreement”).

The Notes will be offered and sold to the Initial Purchasers pursuant to exemptions from the registration requirements under the United States Securities Act of 1933, as amended (the “Securities Act”).  The Company has prepared a preliminary offering memorandum dated September 6, 2012, as amended and supplemented by the Pricing Supplement dated September 6, 2012 (as so amended and supplemented, the “Preliminary Offering Memorandum”), and a final offering memorandum to be dated September 17, 2012 relating to the Company and the Notes (the “Offering Memorandum”). As described in the Offering Memorandum, the Company and its Affiliates (as defined below) will use the net proceeds from the Offering to make a cash payment to Willis for the Company’s acquisition of indirect ownership interests in the Engines and related leases and other assets from Willis and pay certain expenses in connection with the Offering and the foregoing transactions.

Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall contain such applicable legends as will be set forth in the Indenture.  Global note certificates representing the Notes will be registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), duly executed by the Company and authenticated by and deposited with the Trustee as custodian.

Each Initial Purchaser has advised the Company that such Initial Purchaser will make offers (the “Exempt Resales”) of the Notes purchased by such Initial Purchaser hereunder on the terms set forth in the Offering Memorandum, as may be amended or supplemented, solely (i) in the United States, to persons or entities that such Initial Purchaser reasonably believes to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act (“QIBs”), (ii) in the United States, to a limited number of entities or persons whom such Initial Purchaser reasonably believes to be institutional “accredited investors,” that, prior to the purchase of the Notes, sign an agreement in the form attached to the Offering Memorandum as Appendix 2 (each, an “Institutional Accredited Investor”) and (iii) to persons or entities who are not “U.S. persons” and who acquire the Notes outside the United States in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act (“Regulation S” and each such person or entity, a “Regulation S Purchaser”) (such persons or entities specified in clauses (i), (ii) and (iii) being referred to herein, with respect to the Notes, as the “Eligible Purchasers”).  As used herein, the term “offshore transaction” has the meaning given to it in Regulation S.  The Initial Purchasers will offer the Notes to Eligible Purchasers initially at the price set forth on the cover page of the Offering Memorandum.  Such price subsequently may be changed at any time without notice.

1.               Defined Terms.  For purposes of this Agreement, the term “Operative Documents” includes this Agreement and the Related Documents, and the following terms have the meanings indicated below:

(a)          “Administrative Agency Agreement” means the Administrative Agency Agreement to be dated as of September 17, 2012 among Willis, the Company, the Issuer Subsidiaries (as defined below) party thereto, the Trustee and the Security Trustee.

(b)         “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person or is a director or officer of such Person; “control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Stock, by contract or otherwise.

(c)          “Aircraft Engine” means a basic power jet propulsion or turboprop engine assembly for an aircraft that is Stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such Aircraft Engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor.

(d)         “Encumbrances” means any mortgage, pledge, lien, encumbrance, charge or security interest, including, without limitation, any conditional sale, any sale without recourse against the sellers, or any agreement to give any security interest over or with respect to any Issuer Group Member’s assets (excluding any security deposits provided by a lessee under a lease and any usage fees that a lessee is obligated to pay under a lease that are Segregated Funds (as defined below)), including, without limitation, all stock and any indebtedness of any Issuer Subsidiary held by the Company or any other Issuer Group Member.

(e)          “Engine Trustee” means, as of the Closing Date, U.S. Bank National Association, and its successors as owner trustee or statutory trustee under the Engine Trust Agreements to be set forth on Schedule 4 to the Indenture.

(f)            “Engine Trusts” means the owner trust or statutory trust estates created pursuant to the Engine Trust Agreements.

(g)         “Engine Trust Agreement” means, as of the Closing Date, each owner trust agreement with an Engine Trustee in effect on the Closing Date, to be set forth on Schedule 4 to the Indenture.

(h)         “Facility Engine Trusts” means the Engine Trusts in which Facility Acquisition holds the beneficial interest.

(i)             “Initial Engine” means each of the Aircraft Engines identified in Schedule II (including any related Parts).

(j)             “Initial Lease” means, with respect to each Initial Engine, each engine lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Initial Engine in existence at the Closing Date and specified in Schedule II.

(k)          “Initial Liquidity Facility” means the Revolving Credit Agreement to be dated as of September 17, 2012 among the Initial Liquidity Facility Provider, the Company and Willis.

(l)             “Lessee” means each Person who is the lessee of an Aircraft Engine from time to time leased from an Issuer Group Member pursuant to a lease.

(m)       “Material Adverse Change” means a material adverse change in (a) the condition (financial or otherwise), operations, performance, business, properties, liabilities (actual or contingent) or prospects of Willis and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Security Trustee or the Secured Parties under the Related Documents, (c) the ability of Willis to repay the Notes, (d) the ability of Willis or any of its Subsidiaries to perform their respective obligations under the Related Documents, (e) the legality, validity or enforceability of any Related Document, or (f) the Encumbrances granted to the Security Trustee for the benefit of the Secured Parties pursuant to the Security Documents.

(n)         “Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) any Aircraft Engine.

(o)         “Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

(p)         “QEC Kit” means a quick engine change kit, consisting of components and accessories installed or capable of being installed on an engine to speed the removal and installation of the engine on an aircraft.

(q)         “Related Documents” means the Administrative Agency Agreement, the Initial Liquidity Facility, the Indenture, the Notes, the Security Documents, the Servicing Agreement, the Acquisition Transfer Agreement and the constitutional documents (including trust documents) of the Issuer Group Members, that are executed on or before, and as existing on, the Closing Date.

(r)            “Remaining Initial Engines” means each of the Initial Engines that is not owned by a Facility Engine Trust or a WEST Engine Trust as of the opening of business in New York, New York on the Closing Date as described in Schedule II.

(s)          “Secured Parties” means each of the holders of the Notes, each Service Provider, the Initial Liquidity Facility Provider and Willis, as the seller under the Acquisition Transfer Agreement.

(t)            “Security Documents” means the Security Trust Agreement to be dated as of September 14, 2012, among the Company, WEST Engine Acquisition LLC (“WEST Acquisition”), Facility Engine Acquisition LLC (“Facility Acquisition”), WEST Engine Securitization (Ireland) Limited (“WEST Ireland”), each other party thereto and the Security Trustee (the “Security Trust Agreement”), each mortgage executed and delivered by the Company or an Issuer Subsidiary substantially in the form attached to the Security Trust Agreement (the “Engine Mortgages”), and each pledge, share charge, guarantee, security assignment, consent, letter, acknowledgement, notice, power of attorney and any document or certificate executed pursuant to or in connection with the Security Trust Agreement or in the Security Trustee’s capacity as Security Trustee thereunder.

(u)         “Segregated Funds” means, with respect to each lease, (a) all security deposits provided for under such lease that have been received from the relevant lessee or pursuant to the Acquisition Transfer Agreement with respect to such lease, (b) any security deposit pledged to the relevant lessee by an Issuer Group Member and (c) all other funds, including any usage fee payments, received from the relevant lessee or pursuant to the Acquisition Transfer Agreement with respect to such lease and in each case of clause (a), (b) and (c) not permitted, pursuant to the terms of such lease, to be commingled with the funds of the Issuer Group Members.

(v)         “Service Provider” means DBTCA, as Trustee, Security Trustee and operating bank, Willis, as servicer and administrative agent, or any other service provider retained from time to time by an Issuer Group Member pursuant to the Related Documents.

(w)       “Servicing Agreement” means the Servicing Agreement to be dated as of September 17, 2012 among Willis, as servicer, the Issuer Subsidiaries party thereto and the Company.

(x)           “Stock” means all shares of capital stock, all beneficial interests in trusts, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or interests.

(y)         “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

(z)           “Time of Sale” shall mean 2:00 p.m. (New York City time) on September 6, 2012, which shall be the time when sales of the Notes are first made by either Initial Purchaser.

(aa)    “WEST Engine Trusts” means the Engine Trusts in which WEST Acquisition holds the beneficial interest.

2.               Representations, Warranties and Agreements of the Company and Willis.

(a)          Each of the Company and Willis represents and warrants to, and agrees with, the Initial Purchasers, as of the date hereof (or as of the date set forth below, as applicable) that:

(i)                                     The Initial Purchasers have been furnished with a copy of each of the Preliminary Offering Memorandum and the Offering Memorandum for use by the Initial Purchasers in connection with the Exempt Resales.  No order or decree preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or Willis, is contemplated.

(ii)                                  The Preliminary Offering Memorandum as of the Time of Sale did not (and, if amended or supplemented thereafter, at the date thereof) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Offering Memorandum, at the date thereof, does not (or, if amended or supplemented thereafter, at the date thereof) and (taken together with any amendments or supplements thereto) at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The summary of terms dated July 3, 2012, including the exhibits thereto, the undated preliminary offering memorandum initially distributed to prospective investors on July 26, 2012 (the “Initial Preliminary Offering Memorandum”) and the slides and recorded voiceover in the Net Roadshow investor presentation made available electronically to investors or, in the case of such slides, made available in physical form, by or on behalf of the Company dated August 1, 2012 (collectively, the “Marketing Materials”), at the dates of initial distribution thereof, each did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the representations and warranties in Section 2(a)(ii) do not apply to statements in or omissions from the Initial Preliminary Offering Memorandum, the summary of terms dated July 3, 2012, the Preliminary Offering Memorandum and the Offering Memorandum, as applicable, (A) in the second, third and last sentences of the sixteenth paragraph, the seventeenth paragraph and the penultimate sentence of the last paragraph under the caption “Plan of Distribution” (the “Initial Purchasers’ Information”), (B) under the caption “Types of Aircraft Engines” provided by the International Bureau of Aviation in the Initial Preliminary Offering Memorandum, the Preliminary Offering Memorandum and the Offering Memorandum, (C) under the caption “The Aircraft Engine Leasing Market” provided by ICF SH&E, Inc., (D) in the appraisals included as Schedules C, D, E, F, G and H thereto or (E)  the initial appraisals referred to in, and the ICF SH&E, Inc. report accompanying, the summary of terms dated July 3, 2012; for the avoidance of doubt, exclusion of the provisions in Section 2(a)(ii) (A)-(E) does not diminish the indemnity provided under Section 9.

(iii)                               The descriptions in the Preliminary Offering Memorandum and the Offering Memorandum of the Notes, the other Operative Documents, and all other agreements, contracts, indentures, leases or other instruments are true and correct in all material respects and fairly present the information purported to be described therein.

(iv)                              The Relevant Engine and Lease Information (as defined below) that was furnished to the Initial Purchasers, the Appraisers, Fitch, Inc. and Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and, together with Fitch, Inc., the “Rating Agencies”) by the Company, Willis or any of their Affiliates, in addition to other information, that provided or supported the assumptions underlying (A) the financial models prepared by the Initial Purchasers for the use by the Initial Purchasers, the Appraisers and the Rating Agencies for their evaluation of the cash flows in connection with the transactions contemplated by the Operative Documents, (B) the Appraisers’ appraisal of the Engines and (C) the rating of the Notes, as of the respective dates of such information, was true and correct in all material respects.

For purposes hereof, “Relevant Engine and Lease Information” shall mean, with respect to the Engine and Initial Leases, the information described on Schedule II relating to such Engine and Initial Lease.

(v)                                 Each of the Company and Willis will be solvent immediately prior to, and will not be rendered insolvent by, the sale of the Notes to the Initial Purchasers.  The Company and Willis are not selling the Notes to the Initial Purchasers with any intent to hinder, delay or defraud any of the creditors of either of the Company or Willis.

(vi)                              The Company and Willis each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(b)         Willis represents and warrants to, and agrees with, the Initial Purchasers, as of the date hereof (or as of the date set forth below, as applicable) that:

(i)                                     Willis is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware, and on the Closing Date will have all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and as presently conducted, and will be duly registered and qualified to conduct its business in each jurisdiction in which the ownership or leasing of its properties, the conduct of its business or its performance of the Operative Documents to which it is or will be a party requires such registration or qualification, and Willis is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(ii)                                  This Agreement has been duly authorized by all necessary action on the part of Willis and has been duly executed and delivered by Willis.

(iii)                               On or prior to the Closing Date, each of the other Operative Documents to which Willis is a party will have been duly authorized by all necessary action on the part of Willis, will have been duly executed and delivered by Willis, and, assuming their due authorization, execution and delivery by the other parties to the Operative Documents other than Willis, will constitute the legal, valid and binding agreement of Willis, enforceable against Willis in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect, subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and subject to public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities).

(iv)                              There has not been any material adverse change in the business, operations, financial condition, properties, or assets of Willis, nor, to the knowledge of Willis, the prospects of Willis that would have a material adverse effect on its ability to perform its obligations under this Agreement, or any other Operative Document to which it is a party.

(v)                                 The execution, delivery and performance of this Agreement, the other Operative Documents to which it is a party and the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Willis or any subsidiary thereof is a party or by which Willis or such subsidiary is bound or to which any of Willis’ or any subsidiary’s properties or assets is subject, (B) the certificate of incorporation of or trust agreement or limited liability company agreement of, or other constitutive documents of, or any statute or regulation applicable to, Willis or any subsidiary thereof or (C) any law or any order, decree, rule or regulation of any court, arbitrator, regulatory body, administrative agency or other governmental body or agency having jurisdiction over Willis or any subsidiary thereof or any of their properties or assets, except such breaches, violations or defaults that, individually or in the aggregate, are not reasonably likely to have a material adverse effect on Willis’ or any subsidiary’s ability to perform its obligations under this Agreement, or any other Operative Document to which it is a party.

(vi)                              There are no legal or governmental proceedings pending or, to the knowledge of Willis, threatened, against Willis or to which any of its properties is subject, that are not disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and which are reasonably likely to have a material adverse effect on Willis’ ability to perform its obligations under this Agreement, or any other Operative Document to which it is a party, or the issuance and sale of the Notes.  There are no actions or proceedings against, or investigations of Willis pending, or, to the knowledge of Willis, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of any of any of the Operative Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Operative Documents, (C) that have a reasonable likelihood of materially and adversely affect the performance by Willis of its obligations under, or the validity or enforceability of this Agreement, or any of the other Operative Documents to which it is a party, or (D) that have a reasonable likelihood of affecting adversely the federal income tax or United States Employee Retirement Income Security Act of 1974 (“ERISA”) attributes of the Notes or classification of the Notes as debt for U.S. federal income tax purposes.

(vii)                           No authorization, approval, or consent of, or filing with, any court or governmental authority or agency is necessary in connection with (A) Willis’ or any subsidiary’s execution and delivery of any Operative Document to which it is a party, or (B) the offering, issuance, or sale of the Notes as contemplated in this Agreement and the Indenture, except such as may be required under state securities laws, such security interest filings as may be contemplated in the Security Trust Agreement or the Indenture or other applicable Operative Document, and any disclosures with respect to the transactions contemplated hereby required of Willis under the federal securities laws.

(viii)                        Willis is not required to be registered as an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ix)                                Neither Willis nor any “Affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) of Willis has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person or entity acting on their behalf), (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (B) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Notes.

(x)                                   Neither Willis, any of its Affiliates nor any person acting on its or their behalf (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) has engaged or will engage in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Notes, and Willis, its Affiliates and all persons acting on its or their behalf (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) have complied with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States.

(xi)                                Except as permitted by the Securities Act, Willis (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) has not distributed any offering material in connection with the offering and sale of the Notes other than the Marketing Materials, the Preliminary Offering Memorandum and the Offering Memorandum.

(xii)                             The operations of Willis and its Affiliates are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (“USA PATRIOT Act”), and the applicable anti-money laundering statutes of jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Willis with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of Willis, threatened.

(xiii)                          Neither Willis nor to the knowledge of Willis, any director, officer, agent, employee or representative of Willis or any of its Affiliates (A) has used or is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) has made any direct or indirect unlawful payment to any foreign or domestic government official (including any officer or employee of a government or government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) from corporate funds to influence official action or secure an improper advantage; or (C) is in violation of any provision of applicable anti-corruption laws.

Willis and its Affiliates have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty herein. For the avoidance of doubt, neither Initial Purchaser is an agent or representative for purposes of this paragraph.

(xiv)                         Willis is not and, to the knowledge of Willis, no director, officer, employee, agent, Affiliate or representative of Willis is an individual or entity that is, or is owned or controlled by a Person that is:  (A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria), and Willis will not, directly or indirectly, use the proceeds of the Offering of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:  (x) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering of the Notes, whether as underwriter, advisor, investor or otherwise).  For the avoidance of doubt, neither Initial Purchaser is an agent or representative for purposes of this paragraph.

(c)          The Company represents and warrants to, and agrees with, the Initial Purchasers, as of the date hereof (or as of the date set forth below, as applicable) that:

(i)                                     The Company is a statutory trust duly formed under the laws of Delaware and on or prior to the Closing Date will have all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and as presently conducted, and will be duly registered and qualified to conduct its business in each jurisdiction in which the ownership or leasing of its properties, the conduct of its business or its performance of this Agreement, the Notes and the other Operative Documents to which it is or will be a party requires such registration or qualification, and the Company is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(ii)                                  Each direct or indirect Subsidiary of the Issuer (including each Engine Trust of which the Issuer or a Subsidiary thereof is the holder of the beneficial interest) existing on the Closing Date and to be listed on Schedule 2 to the Indenture as of the Closing Date (each, an “Issuer Subsidiary”) is, or on or prior to the Closing Date will be, duly organized and validly existing under the laws of its place of formation with all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and as presently conducted, and is or will be (as applicable) on or prior to the Closing Date duly registered and qualified to conduct its business in each jurisdiction in which the ownership or leasing of its properties, the conduct of its business or its performance of the Operative Documents to which it is or will be a party requires such registration or qualification, and each such subsidiary is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(iii)                               On or prior to the Closing Date, the Company will have all requisite power and authority to authorize, issue and sell the Notes as contemplated by this Agreement and to execute and deliver, and perform its obligations under, this Agreement, the Notes and the other Operative Documents to which it is or will be a party.  Each Issuer Subsidiary has, or on or prior to the Closing Date will have, all requisite power and authority to execute and deliver, and perform its obligations under, the Operative Documents to which it is or will be a party.

(iv)                              This Agreement has been duly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company.

(v)                                 On or prior to the Closing Date, the Indenture shall have been duly authorized by all necessary action on the part of the Company, and by the time of closing on the Closing Date will have been duly executed and delivered by the Company and upon due execution and delivery thereof, and assuming its due authorization, execution and delivery by the other parties to the Indenture other than the Company, will constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect, subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and subject to public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities); and, assuming the Initial Purchasers’ representations and warranties in Section 3 hereof are true, no qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended (the “TIA”) is required in connection with the offer and sale of the Notes contemplated hereby and in the Offering Memorandum or in connection with the Exempt Resales.

(vi)                              On or prior to the Closing Date, the Security Trust Agreement shall have been duly authorized by all necessary action on the part of each grantor (as defined therein) which becomes a party to the Security Trust Agreement on or prior to the Closing Date, and by the time of closing on the Closing Date shall have been duly executed and delivered by each such grantor and, and assuming its due authorization, execution and delivery by the other parties to the Security Trust Agreement other such grantor, shall constitute the legal, valid and binding agreement of each such grantor, enforceable against each such grantor in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect, subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and subject to public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities).

(vii)                           Upon due execution and delivery thereof by all parties thereto, the Security Trust Agreement and the Engine Mortgages will be effective to create in favor of the Security Trustee for the benefit of itself and the other Secured Parties a valid security interest and lien in and upon the collateral identified therein to secure the obligations that will constitute “Secured Obligations” under the Security Trust Agreement.  The security interests and liens of the Security Trust Agreement and the Engine Mortgages will be, when created and upon the filings and the taking of the other actions required by the Security Trust Agreement and the Engine Mortgages, perfected and (subject to Encumbrances that will constitute “Permitted Encumbrances” under the Indenture) prior to all other Encumbrances theretofore or thereafter created and free of the adverse claims of all other persons; as of the Closing Date, the security interests and liens of the Security Trust Agreement and the Engine Mortgages will have been created, and all such required filings and other actions will have been duly effected (including the payment of all taxes, recording and filing fees required to be paid), as to all of the collateral identified therein as to which any of the Company or any Issuer Subsidiary (each, an “Issuer Group Member” and, collectively, the “Issuer Group Members”) will have rights as of the Closing Date.

Following the termination of certain existing security interests and after the application of funds received on the Closing Date, no financing statements or other lien filings or recordings shall have been made with, and no liens shall have otherwise been registered with, any governmental body of the States of Connecticut, Delaware, Ohio or Utah or the Republic of Ireland or with respect to all or any part of the collateral identified therein, except in favor of the Security Trustee.

(viii)                        On or prior to the Closing Date, each of the other Operative Documents to which any Issuer Group Member is a party will have been duly authorized by all necessary action on the part of each such person, will have been duly executed and delivered by such Issuer Group Member, as the case may be, and, assuming their due authorization, execution and delivery by the other parties to the Operative Documents other than such Issuer Group Member, will constitute the legal, valid and binding agreement of such Issuer Group Member, as the case may be, enforceable against such Issuer Group Member, as the case may be, in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect, subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and subject to public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities).

(ix)                                On or prior to the Closing Date, the issuance and sale of the Notes will have been duly authorized by all necessary action on the part of the Company, and, on the Closing Date, will be duly executed and delivered by the Company in accordance with the terms of the Indenture and, upon due authentication of the Notes by the Trustee and upon delivery thereof against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, will be entitled to the benefits of the Indenture and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

(x)                                   There are no legal or governmental actions or proceedings against, or investigations of any Issuer Group Member pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of any of the Operative Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Operative Documents, (C) that have a reasonable likelihood of materially and adversely affecting the performance by any Issuer Group Member of its obligations under, or the validity or enforceability of this Agreement, or any of the other Operative Documents to which it is a party or the Notes, (D) that have a reasonable likelihood of affecting adversely the federal income tax or United States ERISA attributes of the Notes or the classification of the Notes as debt for U.S. federal income tax purposes, or (E) that have a reasonable likelihood of resulting in a Material Adverse Change.

(xi)                                There has not been any material adverse change in the business, operations, financial condition, properties, or assets of any Issuer Group Member that would have a material adverse effect on the ability of any of them to perform its obligations under this Agreement, or any other Operative Document to which it is a party (as applicable).

(xii)                             The execution, delivery and performance of this Agreement, the other Operative Documents and the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby (x) will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Issuer Group Member is a party or by which any Issuer Group Member is bound or to which any of the properties or assets of any Issuer Group Member is subject, (B) the certificate of incorporation or by-laws or trust agreement or limited liability company agreement of any Issuer Group Member or other constitutive documents of any Issuer Group Member or (C) any law or any order, decree, rule or regulation of any court, arbitrator, regulatory body, administrative agency or other governmental body or agency having jurisdiction over any Issuer Group Member or any of their properties or assets, except such breaches, violations or defaults that, individually or in the aggregate, are not reasonably likely to constitute a Material Adverse Change, and (y) will not result in the creation or imposition of any Encumbrance upon any property or assets of any Issuer Group Member pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or under any to which any of their respective property or assets is subject (except for Encumbrances created pursuant to the Security Trust Agreement and the other Security Documents and “Permitted Encumbrances” under the Indenture).

(xiii)                          Each Issuer Group Member has or will have, on the date of transfer thereof, good and indefeasible title to all property (real and personal) transferred by it, including but not limited to, the Initial Engines other than the Remaining Initial Engines, free and clear of all Encumbrances (other than encumbrances permitted under the Indenture), with only such exceptions as would not, individually or in the aggregate, constitute a Material Adverse Change.

(xiv)                         No consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or governmental body, agency or official is required for the execution, delivery and performance of this Agreement, the other Operative Documents and the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby other than such consents, approvals, authorizations, orders or filings or registrations of or other qualifications with any governmental or regulatory authority (“Consents”) as may be required by the securities or “blue sky” laws of any state of the United States or any other jurisdiction in connection with the purchase and sale of the Notes and as are necessary under applicable law to own its properties, to conduct its business and to consummate the transactions contemplated by this Agreement and the other Operative Documents in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum or such security interest filings as may be contemplated in the Security Trust Agreement or the Indenture or other applicable Operative Document, or which individually or in the aggregate, are not reasonably likely to constitute a Material Adverse Change.

(xv)                            None of the Issuer Group Members is and, upon sale of the Notes to be issued and sold in accordance with the terms of this Agreement and the application of the net proceeds to the Company of such sales as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds,” will be required to be registered as an “investment company” within the meaning of the Investment Company Act.

(xvi)                         Neither the Company nor any “Affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person or entity acting on their behalf), (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (B) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Notes.  No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

(xvii)                      Neither the Company, any of its Affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) has engaged or will engage in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Notes, and the Company, its Affiliates and, to the knowledge of the Company, all persons acting on its or their behalf (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) have complied and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States.

(xviii)                   Except as permitted by the Securities Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Marketing Materials, the Preliminary Offering Memorandum and the Offering Memorandum, as amended or supplemented (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf).

(xix)                           The Notes in the Offering are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”) and shall not be, on the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a United States automated interdealer quotation system.

(xx)                              Assuming (A) that the representations and warranties of the Initial Purchasers in Section 3 hereof are true, (B) compliance by the Initial Purchasers with the agreements set forth in Section 3 hereof, (C) that each of the Eligible Purchasers is either (x) an entity that the Initial Purchasers reasonably believe to be a QIB, (y) an Institutional Accredited Investor or (z) a Regulation S Purchaser and (D) that the representations of each Institutional Accredited Investor set forth in the certificate of such Institutional Accredited Investor in the form set forth in the Offering Memorandum as Appendix 2 are true, the purchase of the Notes by the Initial Purchasers pursuant hereto and the resale of the Notes pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

(xxi)                           The execution and delivery of this Agreement, the Notes and the other Operative Documents and the sale of the Notes to be purchased by the Eligible Purchasers will not involve any nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the section entitled “Transfer Restrictions.”

(xxii)                        Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no contracts, agreements or understandings between any Issuer Group Member and any person granting such person the right to require any Issuer Group Member to file a registration statement under the Securities Act with respect to any securities of the Issuer Group Members owned or to be owned by such person or to require any Issuer Group Member to include such securities in any securities being registered pursuant to any registration statement filed by any Issuer Group Member under the Securities Act.

(xxiii)                     Each of the Issuer Group Members carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for prudent companies engaged in similar businesses in similar industries.

(xxiv)                    Each of the Issuer Group Members has filed all federal, state and local income and franchise tax returns, if any, required to be filed through the date hereof that the failure to file would have a material adverse effect on the ability of any of them to perform its obligations under this Agreement, or any other Operative Document to which it is a party (as applicable), and have paid all taxes shown to be due thereon, if any, and no tax deficiency in respect of any Issuer Group Member has been determined adversely to such Issuer Group Member nor does the Company have any knowledge of any tax deficiency on any such returns that is being asserted by any taxing authority that, if determined adversely to such Issuer Group Member, would constitute a Material Adverse Change.

(xxv)                       None of the Issuer Group Members (A) is in violation of its operating agreement, trust agreement, by-laws or other constitutive documents, (B) is in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (C) is in violation of any law or any order, decree, rule or regulation of any court, arbitrator, regulatory body, administrative agency or other governmental body or agency having jurisdiction over it or any of its properties or assets, except for such violations or defaults that, individually or in the aggregate, would not constitute a Material Adverse Change.

(xxvi)                    Except pursuant to this Agreement (including the Fee Letter described in Section 4 hereof), there are no contracts, agreements or understandings between any of the Issuer Group Members and any other person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Notes (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf).

(xxvii)                 The Company has not engaged in any activities since its organization, other than those incidental to its formation, organization and registration under applicable laws and the authorization, issuance and sale of the Notes, all of the business activities conducted since the Company’s organization as described in the Preliminary Offering Memorandum and the Offering Memorandum and the authorization, execution, delivery and performance of this Agreement and the other Operative Documents.

(xxviii)              Neither the Company nor any of its Affiliates nor any person acting on its or their behalf (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf) has issued any press releases or made any announcements other than in accordance with Rule 135c under the Securities Act.

(xxix)                      All of the representations and warranties of the Company to be contained in the Acquisition Transfer Agreement, when made, shall be incorporated by reference in this Agreement as if set forth herein, and shall be true and correct on and as of the date they are made by the Company pursuant to the Acquisition Transfer Agreement and on and as of the Closing Date.

(xxx)                         Neither the Company nor any of its Affiliates has offered, and the Company and its Affiliates shall not offer for initial sale, the Notes except in accordance with this Agreement.

(xxxi)                      None of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin security” as that term is defined in Regulation T of the Board of Governors of the Federal Reserve System, as amended (the “Federal Reserve Board”), for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security, or for any other purpose which might cause any of the Notes to be considered a “purpose credit” within the meanings of Regulations T, U or X of the Federal Reserve Board.

(xxxii)                   Neither the Company, nor any of its Affiliates has taken, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes (provided that no representation is made as to actions of the Initial Purchasers or any person or entity acting on their behalf).

(xxxiii)                Any taxes, fees, and other governmental charges payable by Willis in connection with the execution and delivery of the Operative Documents to which it is a party, and the issuance and sale of the Notes (other than federal, state, local and foreign taxes payable on the income or gain recognized therefrom), have been or will be paid on or before the Closing Date.

(xxxiv)               The operations of the Company and its Affiliates are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the USA PATRIOT Act, and the applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxv)                  Neither the Company nor to the knowledge of the Company, any director, officer, agent, employee or representative of the Company or any of its Affiliates (A) has used or is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) has made any direct or indirect unlawful payment to any foreign or domestic government official (including any officer or employee of a government or government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) from corporate funds to influence official action or secure an improper advantage; or (C) is in violation of any provision of applicable anti-corruption laws.  The Company and its Affiliates have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty herein.

(xxxvi)               The Company is not and, to the knowledge of the Company, no director, officer, employee, agent, Affiliate or representative of the Company is an individual or entity that is, or is owned or controlled by a Person that is:  (A)  the subject of any Sanctions, nor (B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria), and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:  (x) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(xxxvii)            The Company has given a written representation and undertaking to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (D) of Rule 17g-5 under the Exchange Act (“Rule 17g-5” and, each such representation and undertaking, a “17g-5 Representation”), and it has complied with each 17g-5 Representation, other than any breach of any 17g-5 Representation that would not have a material adverse effect on the Notes.

(xxxviii)         The Company will continue to comply with each 17g-5 Representation made by it to each Rating Agency, other than any breach of any 17g-5 Representation that would not have a material adverse effect on the Notes.

3.               Representations, Warranties and Agreements of the Initial Purchasers.  Each of the Initial Purchasers, severally but not jointly, represents and warrants to, and agrees with, the Company and Willis as follows:

(a)          Such Initial Purchaser is an Institutional Accredited Investor or a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

(b)         Such Initial Purchaser (i) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction, (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will sell the Notes only to, Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum, and (iii) will not offer or sell the Notes pursuant to, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(c)          The Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act.  Such Initial Purchaser has not offered, sold or delivered the Notes and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or (ii) otherwise until the expiration of the “distribution compliance period” as defined in Regulation S (the “Distribution Compliance Period”), only in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

Accordingly, neither such Initial Purchaser, its affiliates nor any persons or entities acting on their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(c) of Regulation S with respect to the Notes, and it, its affiliates and all persons and entities acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States.

(d)         Such Initial Purchaser (i) prior to the expiration of the 40-day period (as set forth in the Preliminary Offering Memorandum and the Offering Memorandum) (the “40-Day Period”), will not re-offer, resell or deliver any Notes initially offered pursuant to Regulation S, within the United States or to, or for the benefit of, U.S. persons except pursuant to Rule 144A or another exemption from the registration requirements under the Securities Act, and (ii) at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A), will have sent to each distributor, dealer or person or entity receiving a selling concession, fee or other remuneration to which it sells Notes during the applicable Distribution Compliance Period (whether or not such person or entity participated in the Offering of the Notes) a confirmation or other notice stating that the purchaser is subject to the same restrictions on offers and sales that apply to such Initial Purchaser during the Distribution Compliance Period.

(e)          Such Initial Purchaser has not offered and will not offer or sell any Notes to investors except as contemplated in, and in accordance with, the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Plan of Distribution”.

(f)            Such Initial Purchaser will not cause any advertisement (including any “tombstone” advertisement) of the Notes to be published in any newspaper or periodical or posted in any public place and not issue any circular relating to the Notes, except such advertisements as permitted by and including the statements required by Regulation S.

(g)         The sale of the Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S will be effected only in “offshore transactions” and is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(h)         Such Initial Purchaser acknowledges that the Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-Day Period and only upon certification of beneficial ownership of such Notes by non-U.S. persons or U.S. persons who purchased such Notes in transactions that were exempt from the registration requirements of the Securities Act.

(i)             (i) Such Initial Purchaser is duly authorized and empowered to execute, deliver and perform this Agreement and to purchase the Notes, and has duly taken all requisite action in connection therewith; (ii) the person(s) signing this Agreement on its behalf has been duly authorized by it to do so; and (iii) the execution, delivery and performance of this Agreement do not and will not conflict with, violate or constitute a default under its articles of association or other organizational document, by-laws or any material agreement or arrangement to which it is a party or by which it may be bound.

The terms used in this Section 3 that have meanings assigned to them in Regulation S are used herein as so defined.

4.               Purchase, Sale, Payment and Delivery of Notes.

On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Notes to the Initial Purchasers and the Initial Purchasers, severally and not jointly, agree to purchase the $390,000,000 aggregate principal amount of Notes pursuant to this Section 4 at the purchase price set forth on Schedule I hereto and designated as the purchase price for the Notes after satisfaction of all conditions precedents herein.

As compensation to the Initial Purchasers for their purchase of the Notes, the Company will pay to the Initial Purchasers all of the fees as set forth in the fee letter dated September 6, 2012 (the “Fee Letter”).

The Company shall not be obligated to deliver any of the Notes to be delivered, except upon payment for all the Notes to be purchased on the Closing Date as provided herein.

5.               Delivery of and Payment for the Notes.

(a)          Delivery to the Initial Purchasers of and payment of the purchase price for the Notes shall be made at or prior to 10:00 a.m., New York City time, on September 17, 2012 at the offices of Pillsbury Winthrop Shaw Pittman LLP, New York, New York, or such other place or time not later than seven full business days thereafter as the Initial Purchasers and the Company shall designate, such time being herein referred to as the “Closing Date.”

(b)         The Company shall execute and deliver (i) one or more global Notes (the “Global Notes”) in registered form, authenticated by and deposited with the Trustee, as custodian for and on behalf of DTC, representing beneficial interests in the Global Notes registered in the name of Cede & Co., as nominee of DTC, to be credited for the account of the Initial Purchasers, as well as (ii) any definitive certificates representing interests in the Notes to be sold to Institutional Accredited Investors (the “Definitive Notes”) against payment by the Initial Purchasers of the purchase price therefor by wire transfer of immediately available funds as the Company may direct by written notice delivered to the Initial Purchasers at least two business days prior to the Closing Date.  The Global Notes and any Definitive Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

6.               Certain Agreements of the Company.  The Company covenants and agrees with the Initial Purchasers as follows:

(a)          To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Securities and Exchange Commission (the “Commission”) or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the exemption of the Notes under any state securities or “blue sky” laws and, if at any time any state securities commission shall issue any stop order suspending the exemption of the Notes under any state securities or “blue sky” laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)         To furnish to the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request.  The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with the Exempt Resales that are in compliance with this Agreement.

(c)          Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of, and the Initial Purchasers shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five business days after being furnished a copy of such amendment or supplement.  If, in connection with any Exempt Resales or market making transactions after the date of this Agreement, any event shall occur that, in the reasonable judgment of the Company or Willis or in the reasonable judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum, as then amended or supplemented, untrue or that requires the making of any additions to or changes in the Offering Memorandum, in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable laws, the Company shall (in the case of an event identified as such in the Company’s reasonable judgment) promptly notify the Initial Purchasers of such event and promptly prepare (provided that the Initial Purchasers have not reasonably objected to such amendment or supplement pursuant to the first sentence of this subsection (c)), at its own expense an appropriate amendment or supplement to correct such statement or omission or effect such compliance.  Notwithstanding the foregoing, the Company shall not be obligated to prepare any amendments or supplements to the Offering Memorandum to reflect any reductions in the principal balances of the Notes occurring after the Closing Date (or any information based on the reduced principal balances, including any hypothetical scenarios).

(d)         To use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Notes hereunder.

(e)          Neither the Company nor any of its Affiliates or any person acting on its behalf (other than the Initial Purchasers and their Affiliates) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes, and the Company and its Affiliates and each person acting on its behalf will comply with the offering restrictions requirements of Rule 903 of Regulation S.  In addition, the Company will not enter into any contractual agreement with respect to the initial distribution of the Notes except for this Agreement.

(f)            Not to solicit and not to cause the Company and any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of any security (as defined in the Securities Act) if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Notes by the Company to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Eligible Purchasers or (iii) the resale of the Notes by such Eligible Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, by Rule 144A, by Regulation S or otherwise.

(g)         For a period of 60 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any securities of the Company substantially similar to the Notes, except with the prior consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed.

(h)         For the period that is two years after the Closing Date or for so long as it is necessary to comply with Rule 144A in connection with resales by registered holders or beneficial owners of the Notes, whichever is longer, to make available to such registered holder or beneficial owner of the Notes in connection with any sale thereof and any prospective purchaser of such Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

(i)             To cooperate with the Initial Purchasers and use its best efforts to permit the depositary interests related to the Notes (other than interests in Notes sold to Institutional Accredited Investors) to be made eligible for clearance and settlement through DTC, and to comply with all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for “book-entry” transfer.

(j)             To promptly from time to time take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request and comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or trust or to file a general consent to service of process in any jurisdiction.

(k)          To the extent, if any, that the ratings provided with respect to the Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other actions by the Company, to furnish such documents and take any such other actions.

(l)             To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds.”

(m)       To ensure that the Company does not become an “investment company” within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

(n)         In connection with the offering of the Notes, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and not to, and to cause its affiliated purchasers not to, make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

(o)         Not to, nor to permit any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) to, directly or through any agent, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering or sale of the Notes in the United States or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(p)         Not to publish or disseminate any material other than the Preliminary Offering Memorandum, the Offering Memorandum and the Marketing Materials in connection with the offering or sale of the Notes, unless the Initial Purchasers shall have consented in writing prior to the publication or dissemination thereof.

7.               Payment of Expenses.  The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes (other than taxes imposed on income, fees or compensation of a Person) incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum including, without limitation, the cost of all copies thereof and any amendment or supplement thereto supplied to the Initial Purchasers in such quantities as the Initial Purchasers reasonably require and the cost of printing any other documents in connection with the offering, purchase, sale and delivery of the Notes, (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of any “blue sky” memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith, (iii) the preparation, issuance and delivery by the Company of the Notes and the Definitive Notes, if any, (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, as may be reasonably requested by the Initial Purchasers for use in connection with the initial Exempt Resales, (v) the fees, disbursements and expenses of the Company’s counsel and accountants, (vi) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the depositary interests in the Notes by DTC for “book-entry” transfer, (vii) any fees charged by the Rating Agencies for rating the Notes, (viii) the cost and charges of any transfer agent, registrar or paying agent, (ix) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (x) all fees and disbursements of the Initial Liquidity Facility Provider and DTC, in its capacity as depositary, (xi) the reasonable fees and disbursements of counsel for the Initial Purchasers which shall, to the extent the transactions contemplated by this Agreement are consummated, be paid out of the proceeds of the Offering on the Closing Date, (xii) all fees and expenses relating to appraisals of the Engines, (xiii) all travel expenses of the Initial Purchasers, and the officers, trustees and employees of Willis (in their capacities as administrative agent and servicer) and the Company (to the extent incurred by them), and any other expenses of the Initial Purchasers, Willis (in their capacities as administrative agent and servicer) and the Company, in connection with attending or hosting meetings with prospective purchasers of the Notes, and (xiv) the performance by the Company of its other obligations under this Agreement to the extent not provided for above.  Notwithstanding anything to the contrary herein, in consideration of Credit Agricole Securities (USA) Inc. acting as structuring agent (“Structuring Agent”) and an Initial Purchaser of the Notes and Goldman, Sachs & Co. acting as an Initial Purchaser of the Notes, Willis agrees to pay unconditionally the reasonable legal fees and due diligence expenses incurred by Credit Agricole Securities (USA) Inc. and Goldman, Sachs & Co. or their in-house counsel in an amount agreed between Credit Agricole Securities (USA) Inc., Goldman, Sachs & Co. and Willis, irrespective of whether the sale of the Notes to the Initial Purchasers is consummated or not.

8.               Conditions of the Obligations of the Initial Purchasers.  The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company contained herein except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of such earlier date), to the performance by the Company of its obligations hereunder required to be performed by the Company at or prior to the Closing Date, and to each of the following additional terms and conditions compliance with which shall be determined by the Initial Purchasers in their sole discretion:

(a)          The Offering Memorandum shall have been printed and copies made available to the Initial Purchasers not later than 10:00 a.m., New York City time, on or about September 12, 2012, or at such later date and time as the Initial Purchasers may approve in writing.

(b)         The Notes shall have been rated by the Rating Agencies as specified in the Preliminary Offering Memorandum and such ratings shall not have been rescinded.

(c)          On or after the date hereof (i) no downgrading shall have occurred in the rating of the Notes by any of the Rating Agencies and (ii) none of the Rating Agencies shall have informed the Company or the Initial Purchasers or publicly announced that it has under surveillance or review with negative implications its rating of the Notes.

(d)         Pillsbury Winthrop Shaw Pittman LLP shall have furnished to the Initial Purchasers its written opinion, as special New York counsel to Willis and the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(e)          Pillsbury Winthrop Shaw Pittman LLP shall have furnished to the Initial Purchasers its written opinion with respect to (i) the “true-sale” of the Engines and Engine Interests contemplated by the Operative Documents and (ii) with respect to the non-consolidation of the Issuer Group Members such that in the event of a bankruptcy case involving Willis as debtor under Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., a court properly presented with the facts would not grant an order consolidating the Company’s assets and liabilities or those of any other Issuer Group Member with those of Willis assuming that a party in interest would timely present an objection to substantive consolidation, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers. “Engine Interest” means (a) the Stock in any Person, including, without limitation, a trust that owns an Engine or (b) the Person that holds, directly or indirectly, the interest referred to in clause (a) above.

(f)            Morris James LLP shall have furnished to the Initial Purchasers its written opinion, as special Delaware counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(g)         Thomas C. Nord, shall have furnished to the Initial Purchasers his written opinion, as General Counsel of Willis and the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(h)         Seward & Kissel LLP shall have furnished to the Initial Purchasers its written opinion, as special New York counsel to the Trustee, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(i)             Ray, Quinney & Nebeker shall have furnished to the Initial Purchasers its written opinion, as special Utah counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(j)             Shipman & Goodwin LLP shall have furnished to the Initial Purchasers its written opinion, as special Connecticut counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(k)          Pillsbury Winthrop Shaw Pittman LLP shall have furnished to the Initial Purchasers its written opinion, as special counsel to the Company regarding tax matters, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(l)             McAfee & Taft, a Professional Corporation, shall have furnished to the Initial Purchasers its written opinion, as special Federal Aviation Administration to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(m)       Pillsbury Winthrop Shaw Pittman LLP shall have furnished to the Initial Purchasers a memorandum, as special New York counsel to Willis and the Company, regarding the Cape Town Convention and the applicability of the Cape Town Convention to the transactions contemplated by the Operative Documents, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(n)         The Initial Purchasers shall have received completed copies of jurisdictional surveys from local counsel in the jurisdictions listed in Schedule III, in form and substance reasonably satisfactory to the Initial Purchasers.

(o)         The Initial Purchasers shall have received from Clifford Chance US LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as it reasonably requests for the purpose of enabling it to pass upon such matters.

(p)         The Company, the Administrative Agent, the Initial Liquidity Facility Provider and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(q)         The Initial Liquidity Facility Provider shall have delivered the Initial Liquidity Facility.

(r)            The Company, the grantors (as defined therein) which become parties to the Security Trust Agreement on or prior to the Closing Date, and DBTCA as the security trustee and the operating bank shall have entered into the Security Trust Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(s)          The parties as at the Closing Date to each of the other Operative Documents shall have entered into each of the other Operative Documents and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(t)            The Initial Purchasers shall have received a letter or letters addressed to the Initial Purchasers, from Deloitte & Touche, certified public accountants (“Deloitte”) in form and substance satisfactory to the Initial Purchasers, confirming they are independent public accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the American Institute of Certified Public Accountants (“AICPA”), confirming certain information contained in the Preliminary Offering Memorandum and otherwise satisfactory in form and substance to the Initial Purchasers.

(u)         The Initial Purchasers shall have received a letter or letters addressed to the Initial Purchasers, from Deloitte in form and substance satisfactory to the Initial Purchasers, confirming they are independent public accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the AICPA, confirming certain information contained in the Offering Memorandum and otherwise satisfactory in form and substance to the Initial Purchasers.

(v)         The Initial Purchasers shall have received a letter or letters addressed to the Initial Purchasers, from KPMG LLP, certified public accountants (“KPMG”) on or before the Closing Date, in form and substance satisfactory to the Initial Purchasers, confirming they are independent public accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the AICPA, confirming certain information contained in the Preliminary Offering Memorandum and the Offering Memorandum and otherwise satisfactory in form and substance to the Initial Purchasers.

(w)       The Initial Purchasers shall have received a letter addressed to the Initial Purchasers and the Company from ICF SH&E, Inc. in form and substance satisfactory to the Initial Purchasers, consenting to the inclusion of its report in the Preliminary Offering Memorandum and the Offering Memorandum and to their reference as experts in the Preliminary Offering Memorandum and the Offering Memorandum.

(x)           The Initial Purchasers shall have received a letter addressed to the Initial Purchasers and the Company from each of AVITAS, Inc., IBA Group Limited, and BK Associates, Inc. (the “Appraisers”), in form and substance satisfactory to the Initial Purchasers, consenting to the inclusion of their appraisal letters in the Preliminary Offering Memorandum and the Offering Memorandum and to their reference as experts in the Preliminary Offering Memorandum and the Offering Memorandum.

(y)         The Initial Purchasers shall have received from each of Willis and the Company a certificate, dated the Closing Date and executed by their respective executive officers (or, in the case of the Company, a trustee), to the effect that:

(i)                                     the representations and warranties of Willis or the Company, as applicable, in this Agreement and any other Operative Documents to which any of the Issuer Group Members is a party are accurate in all respects as of the Closing Date with the same effect as if made on the Closing Date or, in the case of the representations and warranties in the Operative Documents, on and as of the dates specified in such agreements; and

(ii)                                  Willis or each of the Issuer Group Members, as applicable, has complied with all the agreements and satisfied all the conditions on its part to be performed hereunder or under the other Operative Documents required to be performed on or before the Closing Date.

(z)           The Initial Purchasers shall have received:

(i)                                     with respect to Willis a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date,

(ii)                                  with respect to the Company a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date, and

(iii)                               with respect to each direct subsidiary of the Company (each, a “WEST Subentity”), a good standing certificate (or jurisdictional equivalent) from applicable certifying authorities, dated not earlier than ten days before the Closing Date.

(aa)    The Initial Purchasers shall have received from the Secretary or an assistant secretary (or equivalent officer) of Willis, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i)                                     each individual who, as an officer or representative of Willis, signed this Agreement, any other Operative Document or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or in the other Operative Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of Willis) has occurred since the date of the good standing certificate referred to in paragraph (cc) above that has affected the good standing of Willis under the laws of the State of Delaware.

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of Willis) of the organizational documents of Willis, as in effect on the Closing Date, and of the resolutions of Willis and any required consent relating to the transactions contemplated in this Agreement and the other Operative Documents.

(bb)                          The Initial Purchasers shall have received from a trustee for the Company, a certificate, dated the Closing Date, to the effect that:

(i)                                     each individual who, as an officer, representative or trustee of the Company, signed this Agreement, any other Operative Document, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in the Operative Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer, representative or trustee, and the signature of the individual appearing on the documents and certificates is such officer, representative or trustee’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of the Company) has occurred since the date of the good standing certificate referred to in paragraph (cc) above that has affected the good standing of the Company under the laws of the State of Delaware.

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of the Company) of the trust agreement of the Company, as in effect on the Closing Date, and of the resolutions of the Company, and of any required consent relating to the transactions contemplated in the Operative Documents.

(cc)    The Initial Purchasers shall have received from the Secretary or an assistant secretary of each WEST Subentity (or of a trustee therefor), in the officer or trustee’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i)                                     each individual who, as an officer, representative or trustee of such WEST Subentity, signed the relevant Operative Document to which it is a party, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in the Operative Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer, representative or trustee, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of such WEST Subentity) has occurred since the date of the good standing certificate referred to in paragraph (cc) above that has affected the good standing of it or such subsidiary under the laws of its chartering jurisdiction (to the extent such concept is relevant to such subsidiary).

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of such WEST Subentity (or of a trustee therefor)) of the relevant organizational documents of each such WEST Subentity, as in effect on the Closing Date, and of the resolutions of such WEST Subentity (if relevant), and of any required consent relating to the transactions contemplated in the Operative Documents.

(dd)                          (i) None of Willis and any Issuer Group Member shall have sustained since the date of the Preliminary Offering Memorandum any material loss or interference with its business from any court or governmental action, order or decree, other than as set forth in or contemplated by the Preliminary Offering Memorandum or (ii) since such date there shall not have been any change in the equity capital or debt of any of the Issuer Group Members (other than as a result of the issuance and delivery of the Notes), or any change, or any development which would reasonably be expected to result in a prospective change, in or affecting the consolidated financial condition, results of operations, business, properties or assets of Willis, any of the Issuer Group Members or any Initial Engine, or the ability of Willis or any Issuer Group Member to perform their respective obligations under the Operative Documents to which they are a party, other than as set forth in or contemplated by the Preliminary Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Notes on the Closing Date on the terms and in the manner contemplated by the Preliminary Offering Memorandum.

(ee)    The Initial Purchasers shall have received all opinions, certificates, and other documents required under any other Operative Document to be delivered by Willis, the Company or any subsidiary thereof and/or its counsel in connection with the transactions contemplated thereby, and each such opinion shall be dated the Closing Date and addressed to the Initial Purchasers.

(ff)        Clifford Chance US LLP shall have been furnished with such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

(gg)                          On or prior to the Closing Date, the accounts required to be established by the Closing Date pursuant to Section 3.01 of the Indenture shall have been established as required thereby.

(hh)                          On or prior to the Closing Date, the certificateless depositary interests related to the Global Notes shall have been accepted for settlement through the facilities of DTC.

(ii)          Subsequent to the date and time that this Agreement was executed there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii)  the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, (iv) any major disruption of settlements of securities or clearance services in the United States, (v) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), or (vi) a change or development involving a prospective change in United States taxation affecting the Company, the Notes or the transfer thereof or the imposition of exchange controls by the United States, the effect of which, in case of either clause (iii), clause (v) or clause (vi), is to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to Clifford Chance US LLP.

9.               Indemnification.  (a)  Each of Willis and the Company, jointly and severally, will indemnify and hold harmless each Initial Purchaser and each person or entity, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under direct or indirect common control with, or is directly or indirectly controlled by, any Initial Purchaser, and each of the respective directors, officers, agents and employees of each such person and each Initial Purchaser (excluding any Affiliate of any Initial Purchaser which purchases Notes from any Initial Purchaser as a principal and not for resale) (the “Initial Purchaser Indemnified Party”), from and against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any Marketing Materials (in each case as amended or supplemented), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Initial Purchaser Indemnified Party for any legal or other expenses reasonably incurred by such Initial Purchaser Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of Willis or the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum, the Offering Memorandum or any Marketing Materials (in each case as amended or supplemented), in reliance upon and in conformity with the Initial Purchasers’ Information concerning the Initial Purchasers; provided further, however, that in the event (x) an untrue statement or alleged untrue statement of a material fact is contained in the Initial Preliminary Offering Memorandum or the Initial Preliminary Offering Memorandum omits or allegedly omits to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and such untrue statement or alleged untrue statement of a material fact is subsequently corrected or such omitted fact or alleged omitted fact is subsequently included in the Preliminary Offering Memorandum (a “Material Disclosure Change”), (y) the Initial Purchasers do not provide an investor in the Notes with the Preliminary Offering Memorandum, or otherwise inform such investor of such Material Disclosure Change, and (z) it is finally judicially determined that a loss, claim, damage or liability arose from the facts described in clauses (x) and (y) above, then, to the extent that such loss, claim, damage or liability arose from such Material Disclosure Change, neither Willis nor the Company shall have any obligation to any Initial Purchaser Indemnified Party under this Section 9(a) in respect of such loss, claim, damage or liability.

(b)         Each Initial Purchaser will severally indemnify and hold harmless each of Willis and the Company and each person and entity, if any, who controls Willis or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under direct or indirect common control with, or is directly or indirectly controlled by, Willis or the Company, and each of the respective directors, officers, agents and employees of each such person, entity, Willis or the Company (each, a “Willis Indemnified Party”) against any losses, claims, damages or liabilities to which such Willis Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any Marketing Materials (in each case as amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Offering Memorandum or any Marketing Materials (in each case as amended or supplemented) in reliance upon and in conformity with the Initial Purchasers’ Information concerning the Initial Purchasers; and will reimburse such Willis Indemnified Party for any legal or other expenses reasonably incurred by such Willis Indemnified Party in connection with investigating or defending such action or claim as such expenses are incurred.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute or indemnify any amount in excess of the amount by which the initial purchaser fee received by such Initial Purchaser with respect to the Notes initially purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers’ obligations in this Section 9 to contribute are several in proportion to their respective purchasing obligations and not joint.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, which shall not be unreasonably withheld or delayed, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party, but if settled with the consent of the indemnifying party or if there is a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)         If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Willis and the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes.

If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above (where such failure did not materially prejudice the indemnifying party), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Willis and the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by Willis and the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Notes (before deducting expenses) received by Willis and the Company bear to the total fees, discounts and commissions received by the Initial Purchasers.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading relates to information supplied by Willis and the Company on the one hand or by the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Each of Willis, the Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to contribute or indemnify any amount in excess of the amount by which the initial purchaser fee received by such Initial Purchaser with respect to the Notes initially purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers’ obligations in this Section 9(d) to contribute are several in proportion to their respective purchasing obligations and not joint.

(e)          The obligations of each of Willis and the Company under this Section 9 shall be in addition to any liability which Willis and the Company may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of any Initial Purchaser and each person or entity, if any, who controls any Initial Purchaser within the meaning of the Securities Act; and the obligations of the Initial Purchasers under this Section 9 shall be in addition to any liability which the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each Affiliate, officer and director of Willis or the Company and to each person or entity, if any, who controls any of Willis or the Company within the meaning of the Securities Act.

10.         Termination.  The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to the Company prior to delivery of and payment for the Notes, if, prior to that time, any of the events described in Section 8(dd) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes because any other condition of the Initial Purchasers’ obligations hereunder required to be fulfilled by the Company is not fulfilled.

11.         Survival.  The respective indemnities, agreements, representations, warranties and other statements of each of Willis, the Company, the Initial Purchasers and their respective successors, officers, directors, employees, agents, representatives and assigns set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of Willis, the Company, the Initial Purchasers or any of their respective successors, officers, directors, employees, agents, representatives, controlling persons referred to in Section 9 hereof or assignees, and will survive delivery of and payment for the Notes and the termination of this Agreement.

12.         Notices.  All communications provided for or permitted hereunder shall be in writing and will be mailed, delivered or sent by facsimile transmission:

if to the Initial Purchasers, at:

Credit Agricole Securities (USA) Inc.
1301 Avenue of the Americas
New York, NY 10019
Attention:	Debt Capital Markets — Securitization
Facsimile No.:	+1 917-849-5584

and

Goldman, Sachs & Co.
200 West Street
New York, NY 10282
Attention:	John Wikoff
Facsimile No.:	+1 212-902-0373

with a copy to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:	Zarrar Sehgal
Facsimile No.:	+1 212 878 8375

if to Willis at:

Willis Lease Finance Corporation
773 San Marin Drive
Novato, CA 94945
Attention: General Counsel
Facsimile: (415) 408-4702

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY 10036
Attention: William C. Bowers
Facsimile: (917) 464-6642

and

if to the Company at:

Willis Engine Securitization Trust II
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-1605
Attention: Corporate Trust Administrator
Facsimile: (302) 651-8882

With a copy to:

Willis Lease Finance Corporation
773 San Marin Drive, Suite 2215
Novato, CA 94945
Attention: General Counsel
Facsimile: (415) 408-4702

and

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY 10036
Attention: William C. Bowers
Facsimile: (917) 464-6642

or to such other address as any party to this Agreement may designate in writing to the other parties hereto.

13.         Successors.  This Agreement shall be binding upon the Initial Purchasers, Willis, the Company and its respective successors and assigns and shall inure to the benefit of the Initial Purchasers, Willis, the Company and its respective successors and assigns and the persons referred to in Section 9 as and to the extent specified therein.  The term “successors and assigns” shall not include a purchaser of the Notes from the Initial Purchasers merely because of such purchase.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of Willis and the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons or entity or entities, if any, who control the Initial Purchasers within the meaning of Section 15 of the Securities Act and except that the representations, warranties, indemnities and agreements of the Initial Purchasers contained in this Agreement shall also be deemed to be for the benefit of the person or persons or entity or entities, if any, who control Willis or the Company within the meaning of Section 15 of the Securities Act.

14.         Severability of Provisions.  Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

15.         Entire Agreement.  This Agreement and the Fee Letter constitute the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

16.         Amendment.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

17.         Headings.  The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

18.         Counterparts.  This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

19.         Consent to Jurisdiction.  Each of Willis and the Company (i) agrees that any legal suit, action or proceeding brought by the Initial Purchasers or any party indemnified under Section 9 hereof to enforce any rights under or with respect to this Agreement or any other document to which any Initial Purchasers or any party indemnified under Section 9 hereof is a party with Willis or the Company or the transactions contemplated hereby or thereby may be instituted in any federal court in The City of New York, State of New York, U.S.A.; provided, however, that if a federal court in the City of New York declines jurisdiction for any reason, any legal suit, action or proceeding brought by the Initial Purchasers or any party who is indemnified under Section 9 hereof to enforce any rights under or with respect to this Agreement or any other such document or the transactions contemplated hereby or thereby may be instituted in any state court in the City of New York, State of New York, U.S.A., (ii) irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding instituted in the City of New York, State of New York, U.S.A., (iii) irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in a court in the City of New York, State of New York, U.S.A. has been brought in an inconvenient forum and (iv) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

The Initial Purchasers (i) agree that any legal suit, action or proceeding brought by Willis, the Company or any other Willis Indemnified Party to enforce any rights under or with respect to this Agreement or any other document to which Willis, the Company or any other Willis Indemnified Party is a party with the Initial Purchasers or any party indemnified under Section 9 hereof or the transactions contemplated hereby or thereby may be instituted in any federal court in The City of New York, State of New York, U.S.A.; provided, however, that if a federal court in the City of New York declines jurisdiction for any reason, any legal suit, action or proceeding brought by Willis, the Company or any other Willis Indemnified Party to enforce any rights under or with respect to this Agreement or any other such document or the transactions contemplated hereby or thereby may be instituted in any state court in the City of New York, State of New York, U.S.A., (ii) irrevocably waive to the fullest extent permitted by law any objection which they may now or hereafter have to the laying of venue of any such suit, action or proceeding instituted in the City of New York, State of New York, U.S.A., (iii) irrevocably waive to the fullest extent permitted by law any claim that and agree not to claim or plead in any court that any such action, suit or proceeding brought in a court in the City of New York, State of New York, U.S.A. has been brought in an inconvenient forum and (iv) irrevocably submit to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

Each of Willis and the Company hereby irrevocably and unconditionally designates and appoints Corporation Service Company (with an office on the date hereof at 1133 Avenue of the Americas, Suite 3100, New York, New York 10036) (the “Agent”) (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon the Agent shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it during the period ending five years from the date of this Agreement.  Said designation and appointment shall be irrevocable until the end of such five-year period.  Nothing in this Section 19 shall affect the right of the Initial Purchasers, their affiliates or any indemnified party to serve process in any manner permitted by law.  Each of Willis and the Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent in full force and effect so long as the Notes are outstanding but in no event for a period longer than five years from the date of this Agreement.  The Company hereby irrevocably and unconditionally authorizes and directs the Agent to accept such service on their behalf.  If for any reason the Agent ceases to be available to act as such within the period ending five years from the date of this Agreement, each of Willis and the Company agrees to designate a new agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Initial Purchasers.

To the extent that either Willis or the Company has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States or the State of New York) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Agreement, or any other documents or actions to enforce judgments in respect of any thereof, it hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

20.         WAIVER OF JURY TRIAL.  THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY (BUT NO OTHER JUDICIAL REMEDIES) IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

21.         GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WILL BE REQUIRED THEREBY.

22.         Definition of the Term “Business Day”.  For purposes of this Agreement, “business day” means any day on which The New York Stock Exchange, Inc. is open for trading.

23.         Fiduciary Responsibility.  Each of Willis and the Company acknowledges and agrees that: (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of such Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Initial Purchasers and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent, with the exception of Credit Agricole Securities (USA) Inc. in its capacity as Structuring Agent of the Company in connection with the Offering, or fiduciary of the Company or its Affiliates, beneficial interest holder(s), creditors or employees or any other party; (iii) the Initial Purchasers have not assumed and will not assume a fiduciary responsibility in favor of either of Willis or the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether any such Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except for the obligations expressly set forth in this Agreement, with the exception of Credit Agricole Securities (USA) Inc. in its capacity as Structuring Agent in connection with this transaction; (iv) the Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided, and the Company and Willis have not relied on the Initial Purchasers for, any legal, accounting, regulatory or tax advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority or the Offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement between the parties please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

WILLIS ENGINE SECURITIZATION TRUST II

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Controlling Trustee
Willis Engine Securitization Trust

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Bradley S. Forsyth
	Name:	Bradley S. Forsyth
	Title:	Senior Vice President
Chief Financial Officer

Accepted:

CREDIT AGRICOLE SECURITIES (USA) INC.

as an Initial Purchaser and Structuring Agent

By:	/s/ Leo Burrell
	Name:	Leo Burrell
	Title:	Managing Director

GOLDMAN, SACHS & CO.
as an Initial Purchaser

By:	/s/ Goldman, Sachs & Co. / Greg Lee
	Name:	Greg Lee
	Title:	Managing Director

[Signature Page to Note Purchase Agreement]

SCHEDULE I

Principal Amount Class 2012-A Term Notes

Notes to be resold to QIBs under Rule 144A	$390,000,000

Notes to be resold in offshore transactions meeting the requirements of Regulation S	$0

Notes to be resold to Institutional Accredited Investors	$0

Total	$390,000,000

Purchase Price	100.0000%

Principal
Amount of
Name	Class 2012-A Term Notes

Credit Agricole Securities (USA) Inc.	$292,500,000
Goldman, Sachs & Co.	$97,500,000
Total	$390,000,000

SCHEDULE II

RELEVANT ENGINE AND LEASE INFORMATION

Initial Engines

Manufacturer	Model	ESN

Rolls Royce	3007A	***

Rolls Royce	3007A	***

Rolls Royce	RB211-535	***

Rolls Royce	RB211-535	***

Rolls-Royce	RB211-535	***

General Electric	CF34-3B	***

General Electric	CF34-3B	***

General Electric	CF34-10E	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

General Electric	CF6-80C2B	***

CFM International	CFM56-3C1	***

CFM International	CFM56-3C1	***

CFM International	CFM56-3C1	***

CFM International	CFM56-5A	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-1

CFM International	CFM56-5A	***

CFM International	CFM56-5A	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5B	***

CFM International	CFM56-5C	***

CFM International	CFM56-5C	***

CFM International	CFM56-5C	***

CFM International	CFM56-5C	***

CFM International	CFM56-5C	***

CFM International	CFM56-5C	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-2

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

CFM International	CFM56-7B	***

Pratt & Whitney	PW2000	***

Pratt & Whitney	PW2000	***

Pratt & Whitney	PW4060	***

Pratt & Whitney	PW4060	***

Pratt & Whitney	PW4062	***

Pratt & Whitney	PW4100	***

Pratt & Whitney	PW4100	***

Pratt & Whitney	PW4100	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-3

Pratt & Whitney	PW150A	***

Pratt & Whitney	PW150A	***

International Aero Engines	V2500	***

International Aero Engines	V2500	***

International Aero Engines	V2500	***

International Aero Engines	V2500	***

International Aero Engines	V2500	***

International Aero Engines	V2500	***

Lease Documents

Each Lease Assignment, Lease Novation (each, as defined in the WEST Engine Transfer Agreement or the Facility Engine Transfer Agreement, as applicable) and any amendments or other documents related thereto (as and when so delivered), together with all of the following documents:

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
1	CFM International, CFM56-5B4/P, ESN ***	***	•	***
			•	***
			•	***

2	CFM International, CFM56-5B4/3, ESN ***	***	•	***
			•	***
			•	***
			•	***

3	CFM International, CFM56-5B4/3, ESN ***	***	•	***
			•	***
			•	***

4	CFM International, CFM56-5B4/3, ESN ***	***	•	***
			•	***
			•	***

5	CFM International, CFM56-5B4/3, ***	***	•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-4

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***

6	Pratt & Whitney PW4060-3 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

7	CFM International, CFM56-7B22, ESN ***	***	•	***
			•	***
			•	***
			•	***

9	Pratt & Whitney, PW4168A, ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

10	CFM International CFM56-7B24 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

11	CFM56-7B24/3 ESN ***	***	•	***
			•	***
			•	***

12	General Electric CF6-80C2B1F ESN ***	***	•	***
			•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-5

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***
			•	***
			•	***

13	CFM International CFM56-3C-1 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

14	General Electric CF680C2B2F ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

15	CFM International CFM56-7B24 ESN ***	***	•	***
			•	***
			•	***

16	CFM International CFM56-7B26/3 ESN ***	***	•	***
			•	***
			•	***

17	CFM International CFM56-7B24 ESN ***	***	•	***
			•	***
			•	***

18	CFM International CFM56-7B24/3 ESN ***	***	•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-6

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***

19	CFM International CFM56-7B24/3 ESN ***	***	•	***
			•	***
			•	***

20	CFM International CFM56-7B26/3 ESN ***	***	•	***
			•	***
			•	***

21	Pratt & Whitney PW2040 ESN ***	***	•	***
			•	***
			•	***
			•	***

22	CFM International Inc. CFM56-7B27/3B1F ESN ***	***	•	***
			•	***
			•	***

24	CFM International CFM56-3C1 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

25	CFM International CFM56-7B27/B1 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-7

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

26	IAE International Aero Engines V2528-D5 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

27	CFM International CFM56-5C4 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

28	CFM International CFM56-5C3F	***	•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-8

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	ESN ***		•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

29	Rolls-Royce RB211-535E4 ESN ***	***	•	***
			•	***
			•	***

31	CFM International CFM56-7B26/3 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

32	CFM International CFM56-5A5/F ESN ***	***	•	***
			•	***
			•	***
			•	***

33	CFM International CFM56-5A1 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

34	CFM International CFM56-7B24	***	•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-9

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	ESN ***		•	***
			•	***
			•	***
			•	***
			•	***

35	General Electric CF6-80E1A3 ESN ***	***	•	***
			•	***
			•	***
			•	***

36	General Electric CF6-80C2B6 ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

37	General Electric CF6-80C2B6 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

38	CFM International CFM56-5A3 ESN ***	***	•	***
			•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-10

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

39	IAE International Aero Engines V2527-A5 ESN ***	***	•	***
			•	***

40	CFM International CFM56-5B4/3 ESN ***	***	•	***
			•	***
			•	***

41	CFM International CFM56-5B4/3 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

42	CFM International CFM56-7B24/3 ESN ***	***	•	***
			•	***
			•	***
			•	***

44	CFM International CFM56-7B20 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-11

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***
			•	***

45	Pratt & Whitney PW2037 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

46	CFM International CFM56-7B26 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

47	CFM International, CFM56-7B27, ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***

48	CFM International, CFM56-7B24/3,	***	•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-12

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	***		•	***
			•	***
			•	***
			•	***
			•	***
			•	***

49	Pratt & Whitney PW4168A ESN ***	***	•	***
			•	***
			•	***

50	CFM International CFM56-7B ESN ***	***	•	***
			•	***
			•	***

51	CFM International CFM56-5B4/P ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

52	CFM International CFM56-5C4/P ESN ***	***	•	***
			•	***
			•	***

53	CFM International CFM56-5C4/P ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

54	General Electric CF6-80C2B6F ESN ***	***	•	***
			•	***
			•	***
			•	***

55	IAE International Aero Engines	***	•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-13

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
	V2527-A5 ESN ***		•	***
			•	***

56	Pratt & Whitney PW4060-3 (may be operated as a PW4062-3) ESN ***	***	•	***
			•	***
			•	***
			•	***

57	IAE International Aero Engines V2527-A5 ESN ***	***	•	***
			•	***
			•	***
			•	***

58	CFM International CFM56-3C1 ESN ***	***	•	***
			•	***

59	CFM International CFM56-5C4 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

60	CFM International Inc. CFM56-7B27/3 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

61	CFM International CF6-80C2B6F ESN ***	***	•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-14

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***
			•	***

62	Pratt & Whitney PW150A ESN ***	***	•	***
			•	***
			•	***
			•	***

63	CFM International CFM56-5B4/3 ESN ***	***	•	***
			•	***
			•	***
			•	***

64	Rolls Royce RB211-535E4 ESN ***	***	•	***
			•	***
			•	***
			•	***
			•	***

65	CFM International CF34-10E6 ESN ***	***	•	***
			•	***
			•	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Sch. II-15

SCHEDULE III

1.	Brazil

2.	China

3.	Hungary

4.	Ireland

5.	Korea

6.	Mexico

7.	Norway

8.	Russia

9.	Saudi Arabia

10.	Switzerland

11.	United Arab Emirates